Exhibit 99.1

Fresh Vine Wine Announces New Chief Executive Officer to Drive Growth

Roger Cockroft Joins Firm; Accomplished Executive has an Extensive Track Record of Successful Business Transformation and Value Creation

MINNEAPOLIS, April 25, 2023 (GLOBE NEWSWIRE) -- Fresh Vine Wine, Inc. (NYSE American: VINE), the premier producer of premium lower carb, lower sugar, and lower calorie wines in the United States, today announced that its Board of Director has appointed Roger Cockroft as its new Chief Executive Officer.

Michael D. Pruitt, Chairman of the Board of Directors, said, “The Board is extremely pleased to welcome someone of Roger’s accomplishments as our new Chief Executive Officer. The Board considered several highly qualified candidates for the position, and throughout the process it became clear that Roger was the kind of hands-on professional leader, with extensive experience managing business transformations, that we need to unlock Fresh Vine Wine’s full potential. Throughout his career he has achieved large-scale change and meaningfully improved financial results through both revenue growth and improvements in operational efficiency. And, with his experience in private equity, Roger also has a strong grasp on financial management and the capital markets. His long track record of success has us confident Roger will be able to build on the progress achieved to date and leverage our national, online and retail franchise to create value for our shareholders.”

Mr. Pruitt added, “The Board also wants to recognize and thank Rick Nechio, who has served admirably as Interim Chief Executive Officer for the past six months, for his willingness to fill this role during the transition. We are very pleased that Rick will be remaining with Fresh Vine, returning to his preferred role as head of sales development.”

Roger Cockroft commented, “I am truly looking forward to my new role at Fresh Vine Wine, and I want to thank the Board for their confidence. Since its inception just a few short years ago, Fresh Vine Wine has made tremendous progress building a national footprint with both national and regional big box retailers and grocers, as well as in direct-to-consumer (DTC) and online. The product is exceptional, having earned numerous awards at prestigious wine competitions across the country. We are in a big, fast-growing food and beverage category, Better-for-You, with significant opportunity, supported by Nina Dobrev and Julianne Hough, who were instrumental in developing the brand and bringing Tier 1 awareness to it. Consequently, I believe Fresh Vine Wine is in an enviable position to achieve rapid expansion and significantly penetrate underserved markets. I look forward to working with Rick, Jamey Whetstone, and the rest of the team to build on the existing platform to drive further growth and generate the attractive returns deserved of such a strong franchise.”

Rick Nechio, previously interim CEO, concluded, “These are exciting times at Fresh Vine Wine, and we are thrilled that Roger has come on board to provide the experience and knowledge needed to drive the company to the next level. I am equally thrilled to now devote more time to our sales growth strategy, where I am truly excited by the market momentum we have achieved and the significant improvement in retail velocity that we saw in the first quarter. Those are strong indicators that consumer interest is strengthening behind our brand.”

Roger Cockroft is currently Executive Partner at Salt Creek Capital, a San Francisco Bay Area private equity firm acquiring profitable, lower middle market businesses across the U.S. He has operational responsibilities as Executive Board Member of Capital Building Maintenance, a fast-growing industrial service company, which is a Salt Creek portfolio company.

Prior to his involvement with Salt Creek, he was CEO and on the Board at MDC Vacuum Products, LLC, a multinational manufacturer of scientific and industrial products with locations in California, Florida, UK, France, and Germany, where over a period of three years he tripled revenue and increased EBITDA by over 7X. Mr. Cockroft also served as Chairman & CEO of Buhive Group, a successful business incubator that he founded, resulting in the start-up of nine separate businesses, three of which were successfully sold. He was also CEO & Founding owner of Farsund Aluminum Casting, with locations in Norway and Germany, a first-tier supplier of aluminum castings to the automotive industry, which he co-owned with Porsche AS. Mr. Cockroft was also previously VP of New Business at Constellation Energy and was Associate Director: Strategic Change & Performance Improvement at IBM Global Services. His career includes stints in public accounting with KPMG as well as other automotive industry assignments with Kostal (Germany, UK), Land Rover and Toyota.

Mr. Cockroft is a graduate of the MIT Sloan School of Management, where he obtained a Master of Business Administration, and has a B.S. in Industrial Information Technology from Birmingham City University, Birmingham, U.K.

Press contact – FreshVineWine@jonesworks.com
IR contact – Joeh@gregoryfca.com

About Fresh Vine Wine, Inc.

Fresh Vine Wine, Inc. (NYSE American: VINE) is a premier producer of lower carb, lower calorie premium wines in the United States. Fresh Vine Wine’s brand vision is to lead the emerging natural and accessible premium wine category, as health trends continue to accelerate in the US marketplace. Fresh Vine Wine positions its core brand lineup as an affordable luxury, retailing between $14.99-$24.99 per bottle. Fresh Vine Wine’s varietals currently include its Cabernet Sauvignon, Chardonnay, Pinot Noir, Rosé, Sauvignon Blanc, Sparkling Rosé, and a limited Reserve Napa Cabernet Sauvignon. All varietals are produced and bottled in Napa, California.

Forward-Looking Statements

This press release includes forward-looking statements. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning. These forward-looking statements address various matters including statements regarding the timing or nature of future operating or financial performance or other events. Each forward-looking statement contained in this press release is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, our ability to achieve positive cash flow from our operations on our anticipated timeframes or at all; our ability to sustain increased distributor depletions and retailer sales of Fresh Vine Wine and the impact that distributor depletions and retailer sales of our wines will have on our future revenues; the launch of the Company’s wines with national and regional grocery retailers and the impact of such launch the Company’s operating results; the Company’s ability to hire additional personnel and to manage the growth of its business; the Company’s reliance on its brand name, reputation and product quality; the Company’s ability to adequately address increased demands that may be placed on its management, operational and production capabilities; the effectiveness of the Company’s advertising and promotional activities and investments; the Company’s reliance on celebrities to endorse its wines and market its brand; general competitive conditions; fluctuations in consumer demand for wine; overall decline in the health of the economy and consumer discretionary spending; the occurrence of adverse weather events, natural disasters, public health emergencies, or other unforeseen circumstances that may cause delays to or interruptions in the Company’s operations; risks associated with disruptions in the Company’s supply chain for grapes and raw and processed materials; the impact of COVID-19 and its variants on the Company’s customers, suppliers, business operations and financial results; disrupted or delayed service by the distributors the Company relies on for the distribution of its wines; the Company’s ability to successfully execute its growth strategy; the Company’s success in retaining or recruiting, or changes required in, its officers, key employees or directors; the Company’s ability to protect its trademarks and other intellectual property rights; the Company’s ability to comply with laws and regulations affecting its business, including those relating to the manufacture, sale and distribution of wine; claims, demands and lawsuits to which the Company are or may be subject and the risk that its insurance or indemnities coverage may not be sufficient; the Company’s ability to operate, update or implement its IT systems; the Company’s ability to successfully pursue strategic acquisitions and integrate acquired businesses; the Company’s potential ability to obtain additional financing when and if needed; the Company’s founders’ significant influence over the Company; and the risks identified in the Company’s other filings with the SEC. The Company cautions investors not to place considerable reliance on the forward-looking statements contained in this press release. You are encouraged to read the Company’s filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this press release speak only as of the date of this document, and the Company undertakes no obligation to update or revise any of these statements. The Company’s business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.